UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 20, 2010

BIDGIVE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-49999	13-4025362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3538 Caruth Blvd., Suite 200 Dallas, Texas 75225
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (972) 943-4185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

As disclosed on a Definitive 14C Information Statement filed by Bidgive International, Inc., (the “Registrant”) with the Securities and Exchange Commission on November 24, 2009, the Registrant was conducted a 1-for-15 reverse split of the Company’s issued and outstanding common stock.  Effective upon the open of business on January 20, 2010, the issued and outstanding shares of common stock of the Registrant will be reverse split on a 1-for-15 basis.  Fractional shares will be rounded up to the nearest whole share.  The Registrant’s trading symbol will include the letter “D” at the end (BDGVD). After 20 calendar days the “D” will be dropped.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Bidgive International, Inc. (Registrant)

Date: January 19, 2010	/s/ James P. Walker, Jr., President